UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 18, 2011

CHINA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52763	20-2638087
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

24th Floor, Building A, Zhengxin Mansion, No. 5 of 1st Gaoxin Road Hi-Tech Development Zone, Xi’an City, PRC
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 29-84067215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 18, 2011, the audit committee (the “Audit Committee”) of the board of directors of China Pharmaceuticals, Inc. (the “Company”) concluded that it was necessary to restate the financial statements for the nine months ended September 30, 2009 previously filed by the Company with the Securities Exchange Commission (the “SEC”) on a Current Report on Form 8-K , for the each of the fiscal years ended December 31, 2009 and December 31, 2010 previously filed by the Company with the SEC on an Annual Report on Form 10-K and for the each of the quarterly periods ended March 31, 2010, June 30, 2010, September 30, 2010, March 31, 2011 and June 30, 2011 previously filed by the Company with the SEC on a Quarterly Report on Form 10-Q.  The Company originally filed its unaudited financial statements for the nine months ended September 30, 2009 with the SEC on a Current Report on Form 8-K on February 19, 2010 (the “Super 8-K”).  The Company originally filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 with the SEC on April 15, 2010 (the “2009 10-K”). The Company originally filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 with the SEC on April 15, 2011 (the “2010 10-K”). The Company originally filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 with the SEC on May 17, 2010 (the “March 2010 Form 10-Q”).  The Company originally filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 with the SEC on August 23, 2010 (the “June 2010 Form 10-Q”). The Company originally filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 with the SEC on November 15, 2010 (the “September 2010 10-Q”).  The Company originally filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 with the SEC on May 20, 2011 (the “March 2011 Form 10-Q”).  The Company originally filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 with the SEC on August 22, 2011 (the “June 2011 Form 10-Q” and collectively with the Super 8-K, the 2009 10-K, the 2010 10-K, the March 2010 Form 10-Q, the June 2010 Form 10-Q, the September 2010 Form 10-Q, the March 2011 10-Q and the June 2011 Form 10-Q, the “Reports”). The need to restate the Company’s financial statements included in the Reports set forth above is because the translation of the Company’s fixed assets and intangible assets from Renminbi yuan to U.S. dollar was erroneously based on the historical exchange rate while the U.S. generally accepted accounting principles require the translation of assets at the exchange rate on the balance sheet date. As a result, such financial statements included within the Reports should no longer be relied upon.

The Audit Committee discussed this matter with the Company's current independent public accounting firm, Clement C. W. Chan & Co., that had been appointed to review the Company’s financial statements for the quarter ended September 30, 2011 onwards, who considered that the Company’s financial statements prior to the quarter ended September 30, 2011 included in the Reports were not reliable and should be restated.

The Company and the Audit Committee are diligently working with its professional advisors to file restated Reports which the Company anticipates to file in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PHARMACEUTICALS, INC.

Date: November 21, 2011	By:	/s/ Guozhu Wang
Guozhu Wang
Chief Executive Officer

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